UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 8, 2017

TRC COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-09947 (Commission File Number)	No. 06-0853807 (I.R.S. Employer Identification No.)

21 Griffin Road North

Windsor, Connecticut  06095

(Address of principal executive offices) (Zip Code)

(860) 298-9692

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 8, 2017, TRC Companies, Inc., a Delaware corporation (the “Company”), held a special meeting of stockholders (the “Special Meeting”) to act on the proposals described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 8, 2017, as amended and supplemented on May 24, 2017 and June 1, 2017.  As of the close of business on May 8, 2017, the record date for the Special Meeting, there were 31,144,649 shares of the Company’s common stock outstanding and entitled to vote. There were 26,512,520 shares of the Company’s common stock represented in person or by proxy at the Special Meeting, which number constituted a quorum.  Set forth below are the proposals, and the action taken by the Company’s stockholders with respect to each proposal at the Special Meeting.

Proposal #1

By the following vote, the Company’s stockholders adopted the Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Bolt Infrastructure Parent, Inc., a Delaware corporation (“Parent”), and Bolt Infrastructure Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company being the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”). Approval of this proposal required the affirmative vote of a majority of the shares of the Company’s common stock that were outstanding and entitled to vote as of the record date.

For	Against	Abstentions	Broker Non-Votes
26,484,554	9,360	18,606	0

Proposal #2

By the following vote, the Company’s stockholders approved, on a non-binding, advisory basis, compensation that may be paid or become payable to the Company’s named executive officers in connection with the completion of the Merger.  Approval of this proposal required the affirmative vote of a majority of the outstanding shares of the Company’s common stock that were present at the Special Meeting and entitled to vote as of the record date.

For	Against	Abstentions	Broker Non-Votes
21,454,298	5,035,931	22,291	0

Proposal #3

The proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies to approve the proposal to adopt the Merger Agreement was not voted upon at the Special Meeting because sufficient votes were received to adopt the Merger Agreement.

Item 7.01 Regulation FD Disclosure.

On June 8, 2017, the Company issued a press release announcing the results of the Special Meeting, a copy of which is attached hereto as Exhibit 99.1 and incorporated in this Item 7.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated June 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRC COMPANIES, INC.

Date: June 9, 2017	By:	/s/ Thomas W. Bennet, Jr.
Thomas W. Bennet, Jr.
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated June 8, 2017